UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 1, 2004
(Date of earliest event reported)

INVESTORS REAL ESTATE TRUST
(Exact name of registrant as specified in its charter)

North Dakota	0-14851	45-0311232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12 South Main Street, Minot, ND	58701
(Address of principal executive offices)	(Zip Code)

(701) 837-4738
(Registrant’s telephone number, including area code)

      Investors Real Estate Trust ("IRET”) is amending its Form 8-K on March 2, 2005, to include certain financial statements required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

       The following financial statements and pro forma financial information are filed as part of this report.

(a)	Financial Statements: See Index to Financial Statements and Pro Forma Financial Information appearing on Page F-1 of this Form 8-K/A.
(b)	Pro Forma Financial Information: See Index to Financial Statements and Pro Forma Financial Information appearing on page F-1 of this Form 8-K/A.
(c)	Exhibits
23. Consent of Brady, Martz & Associates, P.C.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST
By: /S/ Diane K. Bryantt Diane K. Bryantt Senior Vice President and Chief Financial Officer May 11, 2005

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Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended January 31, 2005	F-28
Unaudited Pro Forma Consolidated Statement of Operations for the Twelve Months Ended April 30, 2004	F-29

Independent Auditor’s Report

To the Board of Trustees of Investors Real Estate Trust

      We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Pavilion I ("Historical Summary") for the year ended December 31, 2003.  This Historical Summary is the responsibility of the management.  Our responsibility is to express an opinion on the Historical Summary based on our audit.

      We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary.  We believe that our audit provides a reasonable basis for our opinion.

      The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of Pavilion I revenue and expenses.

      In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Pavilion I for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/S/ Brady Martz & Associates, P.C.
Brady, Martz, and Associates, P.C.
Minot, North Dakota, USA
April 29, 2005

Pavilion I Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2003

12/31/03
GROSS INCOME Real Estate Rentals	$1,138,602

DIRECT OPERATING EXPENSES Administrative	$30,792
Total Direct Operating Expenses	$30,792

EXCESS OF GROSS INCOME OVER DIRECT OPERATING EXPENSES	$1,107,810

See Notes to Historical Summary of Gross Income and Direct Operating Expenses.

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Pavilion I Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Years Ended December 31, 2003

Note 1.	Nature of Business
The Pavilion I Clinic ("Pavilion I”) in Duluth, Minnesota, contains approximately 45,081 square feet of rentable space. Pavilion I was acquired by IRET on May 18, 2004, from A & L Partnership, LLP, an unrelated third party. IRET is a tenant under a ground lease in respect of the real property on which the Pavilion I Clinic is built. IRET pays a nominal rent under this ground lease, which has a term of 55 years, expiring January 11, 2055. The Historical Summary of Gross Income and Direct Operating Expenses includes information related to the operations of Pavilion I for the year ended December 31, 2003, as recorded by the property’s previous owners, subject to the exclusions described below.
Note 2.

Basis of Presentation
IRET, Inc., purchased Pavilion I on May 18, 2004.  The historical summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission ("SEC”), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC.  This historical summary includes the historical gross income and direct operating expenses of Pavilion 1, exclusive of the following expenses, which may not be comparable to the corresponding amounts reflected in proposed future operations:

(a)   depreciation of property and equipment
(b)   interest expense

Note 3.

Summary of Significant Accounting Policies
Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Capitalization Policy - Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized.  Expenditures for maintenance and repairs, which do not add to the value or extend useful lives, are charged to expense as incurred.

Revenue Recognition - Rental revenue is recognized on the straight-line basis, which averages minimum rents over the terms of the leases.  All leases are classified as operating leases and expire at various dates prior to December, 2015.  The following is a schedule by years of future actual minimum rents receivable on non-cancelable operating leases in effect as of December 31, 2003.

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Pavilion I Notes to Historical Summary of Gross Income and Direct Operating Expenses – continued

Year	Amount
2004	$1,038,860
2005	1,059,147
2006	1,079,433
2007	1,099,719
2008	1,120,006
Thereafter	8,301,345
Total	$13,698,510

Expenses – Certain expenses, including real estate taxes, utilities, and maintenance, are paid directly by the tenants in accordance with the leases. These expenses are not reflected in the Historical Summaries.

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Independent Auditor’s Report

To the Board of Trustees of Investors Real Estate Trust

      We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Plymouth I ("Historical Summary") for the years ended December 31, 2003, 2002 and 2001.  This Historical Summary is the responsibility of the management.  Our responsibility is to express an opinion on the Historical Summary based on our audit.

      We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary.  We believe that our audit provides a reasonable basis for our opinion.

     The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of Plymouth I revenue and expenses.

      In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Plymouth I for the years ended December 31, 2003, 2002, and 2001, in conformity with accounting principles generally accepted in the United States of America.

/S/ Brady Martz & Associates, P.C.
Brady, Martz, and Associates, P.C.
Minot, North Dakota, USA
April 29, 2005

Plymouth I Historical Summary of Gross Income and Direct Operating Expenses for the Years Ended December 31, 2003, 2002 and 2001

	12/31/03	12/31/02	12/31/01
GROSS INCOME
Real Estate Rentals	$152,096	$146,641	$164,718
Tenant Reimbursement	73,912	90,275	103,153

TOTAL REVENUE	$226,008	$236,916	$267,871

DIRECT OPERATING EXPENSES
Utilities Expense	$11,835	$12,126	$6,842
Maintenance Expense	28,039	33,172	25,974
Real Estate Taxes	57,852	76,569	73,104
Administrative	11,574	11,867	15,603
Total Direct Operating Expenses	$109,300	$133,734	$121,523

EXCESS OF GROSS INCOME OVER DIRECT OPERATING EXPENSES	$116,708	$103,182	$146,348

See Notes to Historical Summary of Gross Income and Direct Operating Expenses.

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Plymouth I Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2003, 2002 and 2001

Note 1.	Nature of Business
The Plymouth I office/warehouse building, which contains approximately 26,186 square feet, is located in Plymouth, Minnesota. The property was acquired on June 30, 2004, as part of a portfolio of four office/warehouse buildings purchased from Plymouth Partners II, LLC, a limited liability company in which Steven B. Hoyt is a member. At the time of the transaction, Mr. Hoyt was a trustee of IRET. The purchase price for the acquisition was established on the basis of an independent appraisal of the properties obtained by IRET. The Historical Summary of Gross Income and Direct Operating Expenses includes information related to the operations of Plymouth I for the years ended December 31, 2003, 2002 and 2001, as recorded by the property’s previous owner, subject to the exclusions described below.
Note 2.

Basis of Presentation
IRET, Inc., purchased Plymouth I on June 30, 2004.  The historical summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission ("SEC”), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC.  This historical summary includes the historical gross income and direct operating expenses of Plymouth I, exclusive of the following expenses, which may not be comparable to the corresponding amounts reflected in proposed future operations:

(a)    depreciation of property and equipment
(b)   interest expense

Note 3.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Capitalization Policy - Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized.  Expenditures for maintenance and repairs, which do not add to the value or extend useful lives, are charged to expense as incurred.

Revenue Recognition - Rental revenue is recognized on the straight-line basis, which averages minimum rents over the terms of the leases.  All leases are classified as operating leases and expire at various dates prior to September, 2009.  The following is a schedule by years of future actual minimum rents receivable on non-cancelable operating leases in effect as of December 31, 2003.

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Plymouth I Notes to Historical Summary of Gross Income and Direct Operating Expenses – continued

Year	Amount
2004	$116,952
2005	121,869
2006	121,869
2007	121,869
2008	64,420
Thereafter	35,287
Total	$582,266

Expense Reimbursement – Reimbursements from tenants for real estate taxes and other recoverable operating expenses are recognized as revenue in the period the applicable expenditures are incurred. Plymouth I receives payments for these reimbursements from substantially all its multi-tenant commercial tenants throughout the year based on estimates. Differences between estimated recoveries and the final billed amounts are recognized in the subsequent year.

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Independent Auditor’s Report

To the Board of Trustees of Investors Real Estate Trust

      We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Plymouth II ("Historical Summary") for the years ended December 31, 2003, 2002, and 2001.  This Historical Summary is the responsibility of the management.  Our responsibility is to express an opinion on the Historical Summary based on our audit.

       We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary.  We believe that our audit provides a reasonable basis for our opinion.

       The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of Plymouth II revenue and expenses.

       In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Plymouth II for the years ended December 31, 2003, 2002, and 2001, in conformity with accounting principles generally accepted in the United States of America.

/S/ Brady Martz & Associates, P.C.
Brady, Martz, and Associates, P.C.
Minot, North Dakota, USA
April 29, 2005

Plymouth II Historical Summary of Gross Income and Direct Operating Expenses for the Years Ended December 31, 2003, 2002, and 2001

	12/31/03	12/31/02	12/31/01
GROSS INCOME
Real Estate Rentals	$209,484	$209,484	$209,484
Tenant Reimbursement	148,761	137,424	137,217

TOTAL REVENUE	$358,245	$346,908	$346,701

DIRECT OPERATING EXPENSES
Utilities Expense	$13,995	$17,216	$7,914
Maintenance Expense	34,616	38,794	26,933
Real Estate Taxes	79,162	81,101	74,866
Administrative	19,058	28,791	17,372
Total Direct Operating Expenses	$146,831	$165,902	$127,085

EXCESS OF GROSS INCOME OVER DIRECT OPERATING EXPENSES	$211,414	$181,006	$219,616

See Notes to Historical Summary of Gross Income and Direct Operating Expenses.

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Plymouth II Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Years Ended December 31, 2003, 2002, and 2001

Note 1.	Nature of Business
The Plymouth II office/warehouse building, which contains approximately 26,186 square feet, is located in Plymouth, Minnesota. The property was acquired on June 30, 2004, as part of a portfolio of four office/warehouse buildings purchased from Plymouth Partners II, LLC, a limited liability company in which Steven B. Hoyt is a member. At the time of the transaction, Mr. Hoyt was a trustee of IRET. The purchase price for the acquisition was established on the basis of an independent appraisal of the properties obtained by IRET. The Historical Summary of Gross Income and Direct Operating Expenses includes information related to the operations of Plymouth II for the years ended December 31, 2003, 2002 and 2001, as recorded by the property’s previous owner, subject to the exclusions described below.
Note 2.

Basis of Presentation
IRET, Inc., purchased Plymouth II on June 30, 2004.  The historical summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC.  This historical summary includes the historical gross income and direct operating expenses of Plymouth II, exclusive of the following expenses, which may not be comparable to the corresponding amounts reflected in proposed future operations:

(a)   depreciation of property and equipment
(b)   interest expense

Note 3.

Summary of Significant Accounting Policies
Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Capitalization Policy - Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized.  Expenditures for maintenance and repairs, which do not add to the value or extend useful lives, are charged to expense as incurred.

Revenue Recognition - Rental revenue is recognized on the straight-line basis, which averages minimum rents over the terms of the leases.  All leases are classified as operating leases and expire at various dates prior to June, 2008.  The following is a schedule by years of future actual minimum rents receivable on non-cancelable operating leases in effect as of December 31, 2003.

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Plymouth II Notes to Historical Summary of Gross Income and Direct Operating Expenses – continued

Year	Amount
2004	$106,032
2005	94,644
2006	94,644
2007	94,644
2008	39,435
Total	$429,399

Expense Reimbursement – Reimbursements from tenants for real estate taxes and other recoverable operating expenses are recognized as revenue in the period the applicable expenditures are incurred. Plymouth II receives payments for these reimbursements from substantially all its multi-tenant commercial tenants throughout the year based on estimates. Differences between estimated recoveries and the final billed amounts are recognized in the subsequent year.

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Independent Auditor’s Report

To the Board of Trustees of Investors Real Estate Trust

      We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Plymouth III ("Historical Summary") for the years ended December 31, 2003, 2002, and 2001.  This Historical Summary is the responsibility of the management.  Our responsibility is to express an opinion on the Historical Summary based on our audit.

      We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary.  We believe that our audit provides a reasonable basis for our opinion.

       The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of Plymouth III revenue and expenses.

       In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Plymouth III for the years ended December 31, 2003, 2002, and 2001, in conformity with accounting principles generally accepted in the United States of America.

/S/ Brady Martz & Associates, P.C.
Brady, Martz, and Associates, P.C.
Minot, North Dakota, USA
April 29, 2005

Plymouth III Historical Summary of Gross Income and Direct Operating Expenses for the Years Ended December 31, 2003, 2002, and 2001

	12/31/03	12/31/02	12/31/01
GROSS INCOME
Real Estate Rentals	$240,034	$240,034	$235,662
Tenant Reimbursement	114,634	119,471	141,221

TOTAL REVENUE	$354,668	$359,505	$376,883

DIRECT OPERATING EXPENSES
Utilities Expense	$6,074	$6,277	$5,716
Maintenance Expense	21,183	24,920	23,552
Real Estate Taxes	67,774	72,765	71,545
Administrative	17,941	18,010	18,868
Total Direct Operating Expenses	$112,972	$121,972	$119,681

EXCESS OF GROSS INCOME OVER DIRECT OPERATING EXPENSES	$241,696	$237,533	$257,202

See Notes to Historical Summary of Gross Income and Direct Operating Expenses.

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Plymouth III Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Years Ended December 31, 2003, 2002, and 2001

Note 1.	Nature of Business
The Plymouth III office/warehouse building, which contains approximately 26,186 square feet, is located in Plymouth, Minnesota. The property was acquired on June 30, 2004, as part of a portfolio of four office/warehouse buildings purchased from Plymouth Partners II, LLC, a limited liability company in which Steven B. Hoyt is a member. At the time of the transaction, Mr. Hoyt was a trustee of IRET. The purchase price for the acquisition was established on the basis of an independent appraisal of the properties obtained by IRET. The Historical Summary of Gross Income and Direct Operating Expenses includes information related to the operations of Plymouth III for the years ended December 31, 2003, 2002 and 2001, as recorded by the property’s previous owner, subject to the exclusions described below.
Note 2.

Basis of Presentation
IRET, Inc., purchased Plymouth III on June 30, 2004.  The historical summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC.  This historical summary includes the historical gross income and direct operating expenses of Plymouth III, exclusive of the following expenses, which may not be comparable to the corresponding amounts reflected in  proposed future operations:

(a)    depreciation of property and equipment
(b)   interest expense

Note 3.

Summary of Significant Accounting Policies
Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Capitalization Policy - Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized.  Expenditures for maintenance and repairs, which do not add to the value or extend useful lives, are charged to expense as incurred.

Revenue Recognition - Rental revenue is recognized on the straight-line basis, which averages minimum rents over the terms of the leases.  The lease is classified as operating lease and expires prior to December, 2005.  The following is a schedule by years of future actual minimum rents receivable on non-cancelable operating leases in effect as of December 31, 2003.

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Plymouth III Notes to Historical Summary of Gross Income and Direct Operating Expenses – continued

Year	Amount
2004	$240,036
2005	220,033
Total	$460,069

Expense Reimbursement – Reimbursements from tenants for real estate taxes and other recoverable operating expenses are recognized as revenue in the period the applicable expenditures are incurred. Plymouth III receives payments for these reimbursements from substantially all its multi-tenant commercial tenants throughout the year based on estimates. Differences between estimated recoveries and the final billed amounts are recognized in the subsequent year.

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Independent Auditor’s Report

To the Board of Trustees of Investors Real Estate Trust

       We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Northgate I ("Historical Summary") for the year ended December 31, 2003.  This Historical Summary is the responsibility of the management.  Our responsibility is to express an opinion on the Historical Summary based on our audit.

       We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary.  We believe that our audit provides a reasonable basis for our opinion.

       The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of Northgate I revenue and expenses.

        In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Northgate I for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/S/ Brady Martz & Associates, P.C.
Brady, Martz, and Associates, P.C.
Minot, North Dakota, USA
April 29, 2005

Northgate I Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2003

12/31/03
GROSS INCOME
Real Estate Rentals	$693,050
Tenant Reimbursement	236,131

TOTAL REVENUE	$929,181

DIRECT OPERATING EXPENSES
Utilities Expense	$29,081
Maintenance Expense	151,864
Real Estate Taxes	212,895
Administrative	33,271
Total Direct Operating Expenses	$427,111

EXCESS OF GROSS INCOME OVER DIRECT OPERATING EXPENSES	$502,070

See Notes to Historical Summary of Gross Income and Direct Operating Expenses.

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Northgate I Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2003

Note 1.	Nature of Business
The Northgate I office/warehouse building, which contains approximately 79,377 square feet, is located in Maple Grove, Minnesota. The property was acquired on June 30, 2004, as part of a portfolio of four office/warehouse buildings purchased from Plymouth Partners II, LLC, a limited liability company in which Steven B. Hoyt is a member. Plymouth Partners II, LLC, acquired the property in January 2003. At the time of the acquisition by IRET of the Northgate I property, Mr. Hoyt was a trustee of IRET. The purchase price for the acquisition by IRET was established on the basis of an independent appraisal of the properties obtained by IRET. The Historical Summary of Gross Income and Direct Operating Expenses includes information related to the operations of Northgate I for the year ended December 31, 2003, as recorded by the property’s previous owner, Plymouth Partners II, LLC, subject to the exclusions described below. Information on the operations of the property for years prior to the year ended December 31, 2003, was unavailable to IRET, because prior to January 2003, the property was not owned or operated by Plymouth Partners II, LLC.
Note 2.

Basis of Presentation
IRET, Inc., purchased Northgate I on June 30, 2004.  The historical summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC.  This historical summary includes the historical gross income and direct operating expenses of Northgate I, exclusive of the following expenses, which may not be comparable to the corresponding amounts reflected in proposed future operations:

(a)    depreciation of property and equipment
(b)     interest expense

Note 3.

Summary of Significant Accounting Policies
Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Capitalization Policy - Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized.  Expenditures for maintenance and repairs, which do not add to the value or extend useful lives, are charged to expense as incurred.

Revenue Recognition - Rental revenue is recognized on the straight-line basis, which averages minimum rents over the terms of the leases.  All leases are classified as operating leases and expire at various dates prior to October, 2008.  The following is a schedule by years of future actual minimum rents receivable on non-cancelable operating leases in effect as of December 31, 2003.

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Northgate I Notes to Historical Summary of Gross Income and Direct Operating Expenses – continued

Year	Amount
2004	$829,320
2005	829,320
2006	843,504
2007	850,596
2008	787,173
Thereafter	646,646
Total	$4,786,559

Expense Reimbursement – Reimbursements from tenants for real estate taxes and other recoverable operating expenses are recognized as revenue in the period the applicable expenditures are incurred. Northgate I receives payments for these reimbursements from substantially all its multi-tenant commercial tenants throughout the year based on estimates. Differences between estimated recoveries and the final billed amounts are recognized in the subsequent year.

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Independent Auditor’s Report

To the Board of Trustees of Investors Real Estate Trust

      We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of High Pointe Health Campus ("Historical Summary") for the year ended December 31, 2003.  This Historical Summary is the responsibility of the management.  Our responsibility is to express an opinion on the Historical Summary based on our audit.

      We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary.  We believe that our audit provides a reasonable basis for our opinion.

      The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of High Pointe Health Campus revenue and expenses.

      In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of High Pointe Health Campus for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/S/ Brady Martz & Associates, P.C.
Brady, Martz, and Associates, P.C.
Minot, North Dakota, USA
April 29, 2005

High Pointe Health Campus Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2003

12/31/03
GROSS INCOME
Real Estate Rentals	$1,273,274
Tenant Reimbursement	707,353

TOTAL REVENUE	$1,980,627

DIRECT OPERATING EXPENSES
Utilities Expense	$125,173
Maintenance Expense	240,431
Real Estate Taxes	234,230
Administrative	119,920
Interest	498,788
Total Direct Operating Expenses	$1,218,542

EXCESS OF GROSS INCOME OVER DIRECT OPERATING EXPENSES	$762,085

See Notes to Historical Summary of Gross Income and Direct Operating Expenses.

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High Pointe Health Campus Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2003

Note 1.	Nature of Business
IRET closed on its acquisition from East Metro Medical Building, LLC, an unrelated third party, of the approximately 60,294 square foot High Pointe Health Campus building (East Metro Medical Building) in Lake Elmo, Minnesota, on July 30, 2004. This medical building is leased to tenants with remaining lease terms ranging from 2008 to 2011. The Historical Summary of Gross Income and Direct Operating Expenses includes information related to the operations of the property for the year ended December 31, 2003, as recorded by the property’s previous owner, subject to the exclusions described below.
Note 2.

Basis of Presentation
IRET, Inc., purchased High Pointe Health Campus on July 30, 2004.  The historical summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC.  This historical summary includes the historical gross income and direct operating expenses of High Pointe Health Campus, exclusive of the following expenses, which may not be comparable to the corresponding amounts reflected in proposed future operations:

(a)   depreciation of property and equipment

Note 3.

Summary of Significant Accounting Policies
Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Capitalization Policy - Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized.  Expenditures for maintenance and repairs, which do not add to the value or extend useful lives, are charged to expense as incurred.

Revenue Recognition - Rental revenue is recognized on the straight-line basis, which averages minimum rents over the terms of the leases.  All leases are classified as operating leases and expire at various dates prior to August, 2011.  The following is a schedule by years of future actual minimum rents receivable on non-cancelable operating leases in effect as of December 31, 2003.

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High Point Health Campus Notes to Historical Summary of Gross Income and Direct Operating Expenses – continued

Year	Amount
2004	$1,205,279
2005	1,205,279
2006	1,205,279
2007	1,205,279
2008	1,127,173
Thereafter	266,710
Total	$6,214,999

Expense Reimbursement – Reimbursements from tenants for real estate taxes and other recoverable operating expenses are recognized as revenue in the period the applicable expenditures are incurred. High Pointe Health Campus receives payments for these reimbursements from substantially all its multi-tenant commercial tenants throughout the year based on estimates. Differences between estimated recoveries and the final billed amounts are recognized in the subsequent year.

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INVESTORS REAL ESTATE TRUST
Unaudited Pro Forma Consolidated Balance Sheet as of January 31, 2005

(in thousands)	IRET Consolidated 1/31/05 Unaudited	Adjustments	Pro Forma Consolidated

ASSETS
Real estate investments
Property owned	$1,172,070	$-	$1,172,070
Less accumulated depreciation/amortization	(117,392)	-	(117,392)
	$1,054,678	$-	$1,054,678
Undeveloped land	4,435	-	4,435
Mortgage loans receivable, net of allowance	625	-	625
Total real estate investments	$1,059,738	$-	$1,059,738
Other assets		-
Cash and cash equivalents	$36,374	$-	$36,374
Marketable securities-available-for-sale	2,377	-	2,377
Receivable arising from straight-lining of rents, net of allowance	6,671	-	6,671
Accounts receivable - net of allowance	1,947	-	1,947
Real estate deposits	3,100	-	3,100
Prepaid and other assets	735	-	735
Tax, insurance, and other escrow	8,923	-	8,923
Property and equipment, net	2,410	-	2,410
Goodwill	1,441	-	1,441
Deferred charges and leasing costs - net	8,099	-	8,099
TOTAL ASSETS	$1,131,815	$-	$1,131,815
LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES
Accounts payable, accrued expenses and other liabilities	$20,904	$-	$20,904
Notes payable	-	-	-
Mortgages payable	691,304	-	691,304
Investment certificates issued	5,053	-	5,053
Other debt	810	-	810
TOTAL LIABILITIES	$718,071	$-	$718,071

MINORITY INTEREST IN PARTNERSHIPS	16,070	-	16,070
MINORITY INTEREST OF UNIT HOLDERS IN OPERATING PARTNERSHIP	103,610	-	103,610
(13,075,167 units on January 31, 2005 and 11,819,350 units on April 30, 2004)
SHAREHOLDERS’ EQUITY
Preferred shares of beneficial interest (Cumulative redeemable preferred shares, no par value, 1,150,000 shares issued and outstanding at January 31, 2005 and April 30, 2004, aggregate liquidation preference of $28,750,000)	27,317	-	27,317
Common shares of beneficial interest (Unlimited authorization, no par value, 44,371,535 shares issued and outstanding at January 31, 2005 and 41,693,256 shares issued and outstanding at April 30, 2004)	317,674	-	317,674
Accumulated distributions in excess of net income	$(50,914)	$-	$(50,914)
Accumulated other comprehensive loss	(13)	-	(13)
TOTAL SHAREHOLDERS’ EQUITY	$294,064	$-	$294,064
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,131,815	$-	$1,131,815

Investors Real Estate Trust
Unaudited Pro Forma Consolidated Statement of Operations
For the Nine Months Ended January 31, 2005, and Twelve Months Ended April 30, 2004

        The unaudited pro forma Consolidated Statement of Operations for the nine months ended January 31, 2005, and for the year ended April 30, 2004, is presented as if the acquisitions (4) had occurred on May 1, 2003  The unaudited pro forma Consolidated Statement of Operations for the nine months ended January 31, 2005, and for the twelve months ended April 30, 2004, is not necessarily indicative of what the actual results of operations would have been assuming the transactions had occurred as of the beginning of the period presented, nor does it purport to represent the results of operations for future periods.

Unaudited Pro Forma Consolidated Statement of Operations for Nine Months Ended January 31, 2005 (unaudited)

(in thousands, except per share data)	Nine Months Ended January 2005	Pavilion 1(1)	Plymouth 1 2 & 3 Northgate 1(2)	High Pointe(3)	Insignificant Acquisitions(4)	Total Consolidation Pro Forma Total Consolidated Pro Forma
REVENUE
Real estate rentals	$97,257	$42	$194	$187	$1,463	$99,143
Tenant reimbursement	18,614	-	83	108	368	19,173
TOTAL REVENUE	115,871	42	277	295	1,831	118,316
OPERATING EXPENSE
Interest	34,882	18	109	158	818	35,985
Depreciation/amortization related to real estate investments	24,287	9	41	64	414	24,815
Utilities	7,741	-	-	-	21	7,762
Maintenance	12,349	-	-	-	-	12,349
Real estate taxes	13,643	-	-	-	-	13,643
Insurance	2,001	-	-	-	-	2,001
Property management expenses	7,937	-	-	-	-	7,937
Property management related party	284	-	-	-	-	284
Administrative expense	2,811	-	-	-	-	2,811
Advisory and trustee services	61	-	-	-	-	61
Other operating expenses	892	-	-	-	-	892
Amortization	861	-	-	-	-	861
Amortization of related party costs	44	-	-	-	-	44
TOTAL OPERATING EXPENSE	107,793	27	150	222	1,253	109,445
Operating income	8,078	15	127	73	578	8,871
Non-operating income	596	-	-	-	-	596
Income before minority interest and discontinued operations and gain on sale of other investments	8,674	15	127	73	578	9,467
Gain on sale of other investments	3	-	-	-	-	3
Minority interest portion of other partnerships’ income	(233)	-	-	-	-	(233)
Minority interest portion of operating partnership income	(2,025)	(3)	(29)	(17)	(132)	(2,206)
Income from continuing operations	6,419	12	98	56	446	7,031
Discontinued operations, net	6,241	-	-	-	-	6,241
NET INCOME	12,660	-	98	56	446	13,272
Dividends to preferred shareholders	(1,779)	-	-	-	-	(1,779)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$10,881	$12	$98	$56	446	11,493
BASIC AND DILUTED
Earnings per common share from continuing operations	$0.11	-	-	-	.01	.12
Earnings per common share from discontinued operations	0.15	-	-	-	-	.15
NET INCOME PER COMMON SHARE	$.26	-	-	-	.01	.27
Weighted Average Shares	42,747	42,747	42,747	42,747	42,747	42,747

 Unaudited Pro Forma Consolidated Statement of Operations for Twelve Months Ended April 30, 2004 (unaudited)

(in thousands, except per share data)	Twelve Months Ended April 2004	Pavilion 1(1)	Plymouth 1 2 & 3 Northgate 1(2)	High Pointe(3)	Insignificant Acquisitions(4)	Total Consolidation Pro Forma Total Consolidated Pro Forma
REVENUE
Real estate rentals	$113,902	$1,018	$1,165	$748	$4,790	$121,623
Tenant reimbursement	21,021	-	500	436	792	22,749
TOTAL REVENUE	134,923	1,018	1,665	1,184	5,582	144,372
OPERATING EXPENSE
Interest	41,621	424	655	632	2,540	45,872
Depreciation/amortization related to real estate investments	24,070	212	246	254	1,335	26,117
Utilities	9,943	-	-	-	34	9,977
Maintenance	15,075	9	-	-	-	15,084
Real estate taxes	16,732	-	-	-	-	16,732
Insurance	2,863	-	-	-	18	2,881
Property management expenses	8,520	10	-	-	179	8,709
Property management related party	743	-	-	-	-	743
Administrative expense	2,747	-	-	-	-	2,747
Advisory and trustee services	104	-	-	-	-	104
Other operating expenses	955	-	-	-	-	955
Amortization	919	-	-	-	-	919
Amortization of related party costs	45	-	-	-	-	45
TOTAL OPERATING EXPENSE	124,337	655	901	886	4,106	130,885
Operating income	10,586	363	764	298	1,476	13,487
Non-operating income	648	-	-	-	-	648
Income before minority interest and discontinued operations and gain on sale of other investments	11,234	363	764	298	1,476	14,135
Gain on sale of other investments	158	-	-	-	-	158
Minority interest portion of other partnerships’ income	(757)	-	-	-	-	(757)
Minority interest portion of operating partnership income	(2,516)	(83)	(175)	(68)	(337)	(3,179)
Income from continuing operations	8,119	280	589	230	1,139	10,357
Discontinued operations, net	1,321	-	-	-	-	1,321
NET INCOME	9,440	280	589	230	1,139	11,678
Dividends to preferred shareholders	(33)	-	-	-	-	(33)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$9,407	$280	$589	$230	1,139	11,645
BASIC AND DILUTED
Earnings per common share from continuing operations	$0.21	.01	.01	.01	.03	.27
Earnings per common share from discontinued operations	0.03	-	-	-	-	.03
NET INCOME PER COMMON SHARE	$.24	.01	.01	.01	.03	.30
Weighted Average Shares	39,257	39,257	39,257	$39,257	39,257	39,257

(1)	The pro forma income and expense items reflect estimated operations which was acquired on May 18, 2004.
(2)	The pro forma income and expense items reflect estimated operations which was acquired on June 30, 2004.
(3)	The pro forma income and expense items reflect estimated operations which was acquired on July 30, 2004.
(4)	The real estate assets acquired by IRET in fiscal year 2005 during the period from May 1, 2004, to January 31, 2005, are as follows: Nebraska Orthopedic Hospital (acquired May 1, 2004), Sleep Inn (acquired June 8, 2004), Crosstown (acquired October 1, 2004), Southbrook/Mariposa (acquired December 1, 2004), Highlands Ranch (acquired December 16, 2004), Fargo Express Shopping Center Pad 1 (acquired January 27, 2005).